Exhibit 23.5

CONSENT OF QUALIFIED PERSON

Farshid Ghazanfari, in connection with Aura Minerals Inc.’s Registration Statement on Form F-1 (the “Registration Statement”), consents to:

●	the filing and use by Aura Minerals Inc. (the “Company”) of and references to the technical report summary titled “Technical Report Summary on the Feasibility Study for the Borborema Gold Project, Currais Novos Municipality, Rio Grande do Norte, Brazil” (as amended, the “Technical Report Summary”), dated March 28, 2025 that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission (the “SEC”) and which is referenced in the Registration Statement as Exhibit 96.2 thereto;

●	the use of and references to my name, including my status as a “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the SEC) in connection with the Registration Statement; and

●	any extracts from or a summary of the Technical Report Summary in the Registration Statement and the use of any information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was or were prepared by me, that I supervised the preparation of and/or that was or were reviewed and approved or certified by me, that is or are included in the Registration Statement.

I am responsible for authoring, and this consent pertains to, the Technical Report Summary. I certify that I have read the descriptions and references to the Technical Report Summary in the Registration Statement and that they fairly and accurately represent information in the Technical Report Summary for which I am responsible.

Date: June 6, 2025

FARSHID GHAZANFARI

By:	/s/ Farshid Ghazanfari
	Name:	Farshid Ghazanfari
	Title:	Geology and Mineral Resource Director
	Location:	Burlington, Canada

CONSENT OF QUALIFIED PERSON

Farshid Ghazanfari, in connection with Aura Minerals Inc.’s Registration Statement on Form F-1 (the “Registration Statement”), consents to:

●	the filing and use by Aura Minerals Inc. (the “Company”) of and references to the technical report summary titled “Technical Report Summary on the Apoena Mine (EPP Complex) Mineral Resource and Mineral Reserve, Mato Grosso, Brazil” (as amended, the “Technical Report Summary”), dated March 28, 2025 that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission (the “SEC”) and which is referenced in the Registration Statement as Exhibit 96.3 thereto;

●	the use of and references to my name, including my status as a “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the SEC) in connection with the Registration Statement; and

●	any extracts from or a summary of the Technical Report Summary in the Registration Statement and the use of any information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was or were prepared by me, that I supervised the preparation of and/or that was or were reviewed and approved or certified by me, that is or are included in the Registration Statement.

I am responsible for authoring, and this consent pertains to, the Technical Report Summary. I certify that I have read the descriptions and references to the Technical Report Summary in the Registration Statement and that they fairly and accurately represent information in the Technical Report Summary for which I am responsible.

Date: June 6, 2025

FARSHID GHAZANFARI

By:	/s/ Farshid Ghazanfari
	Name:	Farshid Ghazanfari
	Title:	Geology and Mineral Resource Director
	Location:	Burlington, Canada

CONSENT OF QUALIFIED PERSON

Farshid Ghazanfari, in connection with Aura Minerals Inc.’s Registration Statement on Form F-1 (the “Registration Statement”), consents to:

●	the filing and use by Aura Minerals Inc. (the “Company”) of and references to the technical report summary titled “Technical Report Summary on the Feasibility Study for the Matupa Gold Project, Mato Grosso Brazil” (as amended, the “Technical Report Summary”), dated March 28, 2025 that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission (the “SEC”) and which is referenced in the Registration Statement as Exhibit 96.5 thereto;

●	the use of and references to my name, including my status as a “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the SEC) in connection with the Registration Statement; and

●	any extracts from or a summary of the Technical Report Summary in the Registration Statement and the use of any information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was or were prepared by me, that I supervised the preparation of and/or that was or were reviewed and approved or certified by me, that is or are included in the Registration Statement.

I am responsible for authoring, and this consent pertains to, the Technical Report Summary. I certify that I have read the descriptions and references to the Technical Report Summary in the Registration Statement and that they fairly and accurately represent information in the Technical Report Summary for which I am responsible.

Date: June 6, 2025

FARSHID GHAZANFARI

By:	/s/ Farshid Ghazanfari
	Name:	Farshid Ghazanfari
	Title:	Geology and Mineral Resource Director
	Location:	Burlington, Canada

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